                                                                  Exhibit 99.11

               CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                    PURSUANT TO 18 U.S.C. SECTION 1350

     In  connection  with the  accompanying  Quarterly  Report  on Form  10-Q of
Selkirk Cogen Funding  Corporation  for the quarter ended September 30, 2002, I,
P.  Chrisman  Iribe,  President of Selkirk  Cogen  Funding  Corporation,  hereby certify pursuant to 18 U.S.C.  § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

          (1)  such  Quarterly  Report  on  Form  10-Q  for  the  quarter  ended
               September  30,  2002  fully  complies  with the  requirements  of section  13(a) or 15(d) of the  Securities  Exchange Act of 1934;
               and

          (2)  the information  contained in such Quarterly  Report on Form 10-Q for the quarter ended September 30, 2002 fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of Selkirk Cogen Funding Corporation.

November 14, 2002                            /s/ P. CHRISMAN IRIBE
                                             --------------------
                                             P. Chrisman Iribe
                                             President
                                             Selkirk Cogen Funding Corporation